Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

10. Income Taxes

Acadia was formed as a limited liability company (LLC) that is taxed as a partnership for federal and state income tax purposes. Some of Acadia’s subsidiaries are organized as LLCs and others as corporations. Prior to April 1, 2011, the Company and its subsidiary LLCs were taxed as flow-through entities and as such, the results of operations of the Company related to the flow-through entities were included in the income tax returns of its members. On April 1, 2011, the Company and its wholly-owned LLC subsidiaries elected to be taxed as a corporation for federal and state income tax purposes, and, therefore, henceforth income taxes are the obligation of the Company.

Management is not aware of any course of action or series of events that have occurred that might adversely affect the Company’s flow-through tax status for periods prior to April 1, 2011.

The Company made tax payments of $2.6 million for the year ended December 31, 2011.

The Company’s benefit from income taxes for continuing operations of $5.3 million for the year ended December 31, 2011, consists of (a) current and deferred tax expense on the respective periods’ operating results, (b) the recognition of deferred tax expense attributable to the change in federal and state tax status of the Company and its wholly-owned LLC subsidiaries, in accordance with ASC 740 on April 1, 2011 and (c) the effect of non-deductible items, including equity-based compensation expense and certain transaction-related expenses. Any interest and penalties incurred in connection with income taxes are recorded as a component of the provision for income taxes.

Significant components of the provision for income taxes from continuing operations are as follows (in thousands):

	Year ended December 31,
	2011	2010	2009
Current:
Federal	$295	$514	$—
State	1,049	108	53

Total current	1,344	622	53
Deferred:
Federal	(5,033)	—	—
State	(1,583)	(145)	—

Total deferred	(6,616)	(145)	—

Total income tax expense (benefit)	$(5,272)	$477	$53

The following table presents the income taxes associated with continuing operations and discontinued operations as reflected in the accompanying consolidated statements of operations (in thousands):

	Year ended December 31,
	2011	2010	2009
Continuing operations	$(5,272)	$477	$53
Discontinued operations	219	(5)	—

Total	$(5,053)	$472	$53

The effective income tax rate from continuing operations differed from the federal statutory rate for the periods presented as follows:

	Year ended December 31,
	2011	2010	2009
Income tax at federal statutory rate	35.0%	34.0%	34.0%
Income tax at state statutory rate	1.4	1.2	(1.0)
Non-deductible equity-based compensation expense	(15.9)	—	—
Non-deductible transaction-related expenses	(7.2)	—	—
Change in valuation allowance	(0.8)	(2.7)	—
Change in tax status of an enterprise	1.4	—	—
Flow-through to members of Holdings	1.2	(26.3)	(30.1)
Other	(1.4)	0.5	(1.0)

Effective income tax rate	13.7%	6.7%	1.9%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes. Current deferred tax assets are included in other current assets and non-current deferred tax assets are included in other assets on the Company’s consolidated balance sheets. Deferred tax assets and liabilities of the Company at December 31, 2011 and December 31, 2010 are as follows:

	December 31, 2011	December 31, 2010
Net operating losses and tax credit carryforwards—federal and state	$10,257	$691
Intangibles	992	44
Prepaid items	—	57
Bad debt allowance	3,433	6
Accrued compensation and severance	590	74
Accrued expenses	1,731	376
Insurance reserves	211	315
Other assets	585	21
Valuation allowance	(740)	(447)

Total deferred tax assets	17,059	1,137
Fixed asset basis difference	(4,547)	(947)
Prepaid items	(267)	—

Total deferred tax liabilities	(4,814)	(947)

Net deferred tax asset (liability)	$12,245	$190

The Company’s federal net operating loss carry forwards as of December 31, 2011 and 2010 are approximately $21.4 million and $3.3 million, respectively. The Company’s state net operating loss carry forwards as of December 31, 2011 and 2010 are approximately $45.4 million and $2.8 million, respectively. The operating losses will expire between 2022 and 2028. Due to changes in ownership control, net operating losses acquired are limited to offset future income pursuant to Internal Revenue Code Section 382.

The provisions of the guidance for uncertain tax positions allow for the classification of interest on an underpayment of income taxes, when the tax law required interest to be paid, and penalties, when a tax position does not meet the minimum statutory threshold to avoid payment of penalties, in income taxes, interest expense or another appropriate expense classification based on the accounting policy election of the company. The Company has elected to classify interest and penalties related to the unrecognized tax benefits as a component of income tax expense. The Company did not recognize any interest and penalties relative to uncertain tax positions during the years ended December 31, 2011 or 2010.

A reconciliation of the beginning and ending amount of unrecognized income tax benefits is as follows (in thousands):

	2011	2010
Balance at January 1,	$1,050	$117
Additions based on tax positions related to the current year	—	933
Additions for tax positions of prior years	—	—
Reductions as a result of the lapse of applicable statutes of limitations	—	—
Reductions for tax positions of prior years	—	—
Settlements	—	—

Balance at December 31,	$1,050	$1,050

None of the uncertain tax positions would affect the Company’s effective income tax rate if recognized. The Company has unused U.S. federal and state NOLs for years 2002 through 2007. As such, these years remain subject to examination by the relevant tax authorities.